Exhibit T3A-33

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Jeri Armstrong
Maupin, Cox & LeGoy
PO Box 30000
RENO, NV, NV 89520

Job:C20170914-0842
September 14, 2017

Special Handling Instructions:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Articles of Organization	20170392045-93	9/14/2017 11:27:42 AM	1	$75.00	$75.00
Copies - Certification of Document	20170392045-93	9/14/2017 11:27:42 AM	1	$30.00	$30.00
Total					$105.00

Payments

Type	Description	Amount
Billed	750093	$105.00
Total		$105.00

Credit Balance: $0.00

Job Contents:

Certified File Stamped Copy(s):	1
LLC Charter(s):	1
ILMM-ALMM(s):	1

Jeri Armstrong
Maupin, Cox & LeGoy
PO Box 30000
RENO, NV, NV 89520

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

September 14, 2017

Job Number: C20170914-0842
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20170392045-93	Articles of Organization	4 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20170914-0842
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

050106

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	**20170392045-93**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **09/14/2017 11:27 AM**
	Entity Number **E0438372017-4**

(This document was filed electronically.)

Articles of Organization
Limited-Liability Company
(PURSUANT TO NRS CHAPTER 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)	DWC INVESTMENTS, LLC ☐ Check box if a Series Limited-Liability Company ☐ Check box if a Restricted Limited-Liability Company
2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent: MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION (Name) ☐ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity: Street Address: City: Nevada Zip Code: Mailing Address (if different from street address): City: Nevada Zip Code:
3. Dissolution Date: (optional)	Latest date upon which the company is to dissolve (if existence is not perpetual):
4. Management: (required)	Company shall be managed by: ☒ Manager(s) **OR** ☐ Member(s) (check only one box)
5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)	1) Name: CLINT CATES Street Address: 1645 CRANE WAY; City: SPARKS; State: NV; Zip Code: 89431 2) Name: SEAN DEVLIN Street Address: 1645 CRANE WAY; City: SPARKS; State: NV; Zip Code: 89431 3) Name: SCOTT DUNSEATH Street Address: 1645 CRANE WAY; City: SPARKS; State: NV; Zip Code: 89431
6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: KURT O HUNSBERGER — **X** KURT O HUNSBERGER (**Organizer Signature**) Address: 4785 CAUGHLIN PARKWAY; City: RENO; State: NV; Zip Code: 89519-2000
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* **X** MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION — **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date: 9/14/2017

This form must be accompanied by appropriate fees.

Articles of Organization

CONTINUED

Includes data that is too long to fit in the fields on the NRS 86 Form and all additional managers and organizers

ENTITY NAME:	**DWC INVESTMENTS, LLC**
FOREIGN NAME TRANSLATION:	NOT APPLICABLE

REGISTERED AGENT NAME:	MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION
STREET ADDRESS:	NOT APPLICABLE
MAILING ADDRESS:	NOT APPLICABLE

ADDITIONAL MANAGER/MEMBERS
CHRISTOPHER O'NEAL 1645 CRANE WAY SPARKS, NV 89431
MARK PITCHFORD 1645 CRANE WAY SPARKS, NV 89431

050106

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)

DWC Investments, LLC

☐ Check box if a Series Limited-Liability Company
☐ Check box if a Restricted Limited-Liability Company

2. Registered Agent for Service of Process: (check only one box)

☒ Commercial Registered Agent: Maupin, Cox & LeGoy, A Professional Corporation
Name

☐ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City	Nevada	Zip Code
		Nevada	

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

3. Dissolution Date: (optional)

Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management: (required)

Company shall be managed by: ☒ Manager(s) **OR** ☐ Member(s) (check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)

1) CLINT CATES
Name

Street Address	City	State	Zip Code
1645 CRANE WAY	SPARKS	NV	89431

2) SEAN DEVLIN, M.D.
Name

Street Address	City	State	Zip Code
1645 CRANE WAY	SPARKS	NV	89431

3) SCOTT DUNSEATH
Name

Street Address	City	State	Zip Code
1645 CRANE WAY	SPARKS	NV	89431

6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

KURT O. HUNSBERGER
Name

X [signature]
Organizer Signature

Address	City	State	Zip Code
4785 CAUGHLIN PKWY	RENO	NV	89519

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

09/14/2017
Date

This form must be accompanied by appropriate fees.

ARTICLES OF ORGANIZATION: DWC INVESTMENTS, LLC
CONTINUED...

5. Name and Address of each Manager or Managing Member:

CHRISTOPHER O'NEAL
1645 CRANE WAY
SPARKS, NV 89431

MARK PITCHFORD
1645 CRANE WAY
SPARKS, NV 89431

SECRETARY OF STATE

STATE OF NEVADA

LIMITED LIABILITY COMPANY CHARTER

I, Barbara K. Cegavske, the Nevada Secretary of State, do hereby certify that **DWC INVESTMENTS, LLC** did on September 14, 2017, file in this office the Articles of Organization for a Limited Liability Company, that said Articles of Organization are now on file and of record in the office of the Nevada Secretary of State, and further, that said Articles contain all the provisions required by the laws governing Limited Liability Companies in the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 14, 2017.

Barbara K. Cegavske
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20170914-0842
You may verify this certificate
online at **http://www.nvsos.gov/**